Prospectus Supplement – March 31, 2011
to the Prospectuses, as supplemented, of each of the following funds:

Fund	Prospectus(es) Dated
Columbia Retirement Plus 2010 Fund	06/29/2010 & 09/27/2010

Columbia Retirement Plus 2015 Fund	06/29/2010 & 09/27/2010

Columbia Retirement Plus 2020 Fund	06/29/2010 & 09/27/2010

Columbia Retirement Plus 2025 Fund	06/29/2010 & 09/27/2010

Columbia Retirement Plus 2030 Fund	06/29/2010 & 09/27/2010

Columbia Retirement Plus 2035 Fund	06/29/2010 & 09/27/2010

Columbia Retirement Plus 2040 Fund	06/29/2010 & 09/27/2010

Columbia Retirement Plus 2045 Fund	06/29/2010 & 09/27/2010

Columbia Seligman Communications and Information Fund	03/07/2011

RiverSource S&P 500 Index Fund	04/01/2010

References to “Fund” throughout this supplement refer to the foregoing individual funds, singularly or collectively as the context requires.

SHAREHOLDER MEETINGS

At an adjourned Joint Special Meeting of Shareholders held on March 29, 2011 (the “Meeting”):

1. Investment Management Services Agreement (“IMS Agreement”) Proposal – Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, and Columbia Retirement Plus 2045 Fund. The shareholders of Columbia Retirement Plus 2010 Fund approved a new IMS Agreement between Columbia Funds Series Trust II (formerly known as RiverSource Series Trust), on behalf of the Fund, and Columbia Management Investment Advisers, LLC (“Columbia Management”). The approved IMS Agreement includes changes to the terms and conditions of the Fund’s IMS Agreement, but neither increases the investment advisory fee rates nor eliminates a performance incentive adjustment (“PIA”) because a PIA does not currently exist for such Fund.

The shareholders of each of Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, and Columbia Retirement Plus 2045 Fund did not approve their respective IMS Agreement Proposal. Each of these Funds will continue operating pursuant to its Investment Management Services Agreement that is currently in effect with Columbia Management.

2. Manager of Managers Proposal – Columbia Seligman Communications and Information Fund. The shareholders of Columbia Seligman Communications and Information Fund did not approve the Manager of Managers Proposal. If there is a proposed hiring of a subadviser in the future for the Fund, shareholders of the Fund will be solicited to approve such a change.

3. Reorganization Proposal – RiverSource S&P 500 Index Fund. The Meeting to approve an Agreement and Plan of Reorganization, which provides for the reorganization of RiverSource S&P 500 Index Fund into Columbia Large Cap Index Fund, was adjourned to 1:00 p.m. (Eastern) on April 27, 2011 at 225 Franklin Street (Room 3200 on the 32nd Floor), Boston, Massachusetts 02110. The adjournment will provide additional time for further solicitation of this proposal.

S-6507-12 A (3/11)